UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2025
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03	Material Modification to the Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
OUTFRONT Media Inc. (the “Company”) filed Articles of Amendment to its charter (as amended, the “Charter”), effective at 9:00 a.m. Eastern Time on January 17, 2025, to effectuate the Company's previously announced 1-for-1.024549 reverse stock split on the Company’s common stock, $0.01 par value per share (the “Common Stock”), such that every holder of Common Stock will receive one share of Common Stock for every 1.024549 shares of Common Stock held by such holder. Cash will be paid in lieu of fractional shares, calculated using the volume weighted average price of the Common Stock on the New York Stock Exchange (the “NYSE”) during the period beginning on January 14, 2025 and ending on January 16, 2025. The Company’s authorized shares of Common Stock and par value of each share of Common Stock remain unchanged.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Charter, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01	Other Events.
Trading in the Company’s Common Stock on a split-adjusted basis commenced at the market open on January 17, 2025. The Company’s Common Stock will continue trading on the NYSE under the symbol “OUT” but under a new CUSIP number 69007J-304.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of OUTFRONT Media Inc. effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014, June 10, 2019 and January 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

3.1
Articles of Amendment and Restatement of OUTFRONT Media Inc. effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014, June 10, 2019 and January 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: January 17, 2025